Exhibit 10.30
AMENDMENT NO. 1
TO
TWO-WAY METALS LEASE AGREEMENT
AND
AMENDMENT NO. 5
TO
SECOND AMENDED AND RESTATED COLLATERAL AGREEMENT

     This AMENDMENT NO. 1 TO TWO-WAY METALS LEASE AGREEMENT AND AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED COLLATERAL AGREEMENT (this “Amendment”), dated as of December 23, 2010, is entered into by and among COEUR D’ALENE MINES CORPORATION, an Idaho corporation (the “Parent”) and MITSUBISHI INTERNATIONAL CORPORATION, a New York corporation (the “Secured Party”).
     WHEREAS, the parties hereto are parties to that certain Two-Way Metals Lease Agreement, dated as of December 12, 2008 (the “Lease Agreement”) between the Parent and the Secured Party;
     WHEREAS, the parties hereto are parties to that certain Second Amended and Restated Collateral Agreement, dated as of August 7, 2009 (the “Collateral Agreement”) by and among the Parent, the Secured Party and CDE AUSTRALIA PTY LTD, an Australian proprietary limited corporation (“Coeur Australia”);
     WHEREAS, the parties hereto are parties to that certain Amendment No. 1 to Second Amended and Restated Collateral Agreement, dated as of September 10, 2009 (“Amendment No. 1”), that certain Amendment No. 2 to Second Amended and Restated Collateral Agreement, dated as of February 8, 2010 (“Amendment No. 2”), that certain Amendment No. 3 to Second Amended and Restated Collateral Agreement, dated as of March 2, 2010 (“Amendment No. 3”) and that certain Amendment No. 4 to Second Amended and Restated Collateral Agreement, dated as of July 16, 2010 (“Amendment No. 4” and together with Amendment No. 1, Amendment No. 2 and Amendment No. 3, the “Prior Amendments”);
     WHEREAS, the parties hereto desire to amend the Lease Agreement and the Collateral Agreement as set forth in greater detail below; and
     WHEREAS, Section 13.5 of the Lease Agreement and Section 6.02(a) of the Collateral Agreement provide that the Lease Agreement and the Collateral Agreement, respectively, may be amended, modified, or supplemented by a writing signed by both the Parent and the Secured Party.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations hereinafter set forth, the parties hereby agree as follows:

Section 1. Definitions.
     Capitalized terms used herein, defined in the Collateral Agreement and not otherwise defined herein shall have the meanings specified therefor in the Collateral Agreement when used herein.
Section 2. Amendment of Lease Agreement.
     Section 6.1 of the Lease Agreement is hereby amended and restated in its entirety as follows:
“6.1“Ceiling Dollar Value” means $49.5 million.”
Section 3. Amendment of Collateral Agreement.
     (a) Exhibit E to the Collateral Agreement is hereby amended and replaced in its entirety by Exhibit E to this Amendment.
     (b) Section 4.10 of the Collateral Agreement is hereby amended and restated in its entirety as follows:
“Section 4.10 Cooperation. The Parent shall furnish to the Secured Party information concerning the Collateral, to the extent relevant, from time to time as the Secured Party may reasonably request, and shall make available the Pledgors’ books and records for inspection and audit by the Secured Party at any time upon reasonable notice. Until the Refinery Collateral is released from the Security Interest, the Parent shall furnish to the Secured Party, no later than five Business Days after the end of each month, notice of the aggregate change in the balance of Refinery Collateral occurring during such month, if any, which notice may be provided via email to ML.MICPMD-Back@mitsubishicorp.com or such other e-mail address as the Secured Party shall specify to the Parent. The Parent shall, promptly after any amendment to any of the Refining Agreements, furnish to the Secured Party a copy of such amendment.”
Section 4. Additional Agreements.
     (a) If the average Outstanding Gold Obligation Amount during the six calendar month period beginning on January 1, 2011 or July 1, 2011 is less than 50% of $49.5 million ($49.5 million, the “Total Availability”) during such period, then the Parent shall pay to the Secured Party a fee of 0.125% of the difference between the Total Availability and such average Outstanding Gold Obligation Amount, which fee shall be due on the tenth Business Day after the last day of such six calendar month period (such fee, the “Facility Fee”). The Facility Fee shall cease to accrue upon termination of the Collateral Agreement in accordance with its terms. No later than November 1, 2011, the parties shall commence negotiation of a mutually agreeable facility fee that would be applicable for the following calendar year. For purposes of this paragraph, the average Outstanding Gold Obligation Amount for any period shall be calculated by (i) multiplying each Outstanding Gold Obligation Amount that was in effect during such period by the total number of days during such period for which it was in effect, (ii) summing the amounts determined pursuant to clause (i), and (iii) dividing such sum by the total number of days in such period. This Section 4(a) shall survive any termination of the Collateral Agreement resulting from the indefeasible payment in full of the Secured Obligations, provided that, for the avoidance of doubt, in the event of such termination, the obligations of the Company under this Section 4(a) shall terminate on December 31, 2011.
     (b) The parties hereto agree that no fee is due under Section 3(b) of Amendment No. 4 for the period ending December 31, 2010.
Section 5. Effectiveness.
     This Amendment shall become effective as of the date first above written (such date, the “Amendment Effective Date”).
Section 6. Reference to and Effect on the Collateral Agreement and Lease Agreement.
     (a) On and after the Amendment Effective Date, each reference in the Collateral Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Collateral Agreement and each reference in the Lease Agreement to “the Collateral Agreement”, “thereunder”, “thereof” or words of like import referring to the Collateral Agreement shall mean and be a reference to the Collateral Agreement, as amended by (i) Amendment No. 4, except as superseded by this Amendment and (ii) this Amendment.
     (b) On and after the Amendment Effective Date, each reference in the Lease Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Lease Agreement and each reference in the Collateral Agreement to “the Lease Agreement”, “thereunder”, “thereof” or words of like import referring to the Lease Agreement shall mean and be a reference to the Lease Agreement, as amended by this Amendment.
     (c) On and after the Amendment Effective Date, Sections 2(a) and 3 of Amendment No. 4 shall be superseded in whole by Sections 3(a) and 4, respectively, of this Amendment.
     (d) Except to the extent certain provisions of the Collateral Agreement and the Lease Agreement are amended as specified in Amendment No. 4 or herein, the Collateral Agreement and the Lease Agreement are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
Section 7. Execution in Counterparts.
     This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 8. Governing Law.
     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.
[Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

COEUR D’ALENE MINES CORPORATION:
By:	/s/ Mitchell J. Krebs
Name:	Mitchell J. Krebs
Title:	Chief Financial Officer

MITSUBISHI INTERNATIONAL CORPORATION:
By:	/s/ Kotaro Tomita
Name:	Kotaro Tomita
Title:	Division SVP, Precious Metals Division

Amendment No. 5 to Second Amended and Restated Collateral Agreement

EXHIBIT E
Values Table and Credit Support

The Outstanding Gold Obligation Amount shall not exceed at any time $49.5 million, and shall be secured and uncollateralized in the proportions set forth in the table below. The Collateral provided hereunder will be comprised of the Wells Fargo L/C plus quantities of Refinery Collateral and Australia Collateral, each in at least the amounts specified in the table below. The minimum amount of Collateral required to be provided hereunder shall be the sum of the Australia Collateral Threshold, the Refinery Collateral Threshold and the L/C Amount Threshold (such sum, the “Total Collateral Requirement”).

Uncollateralized Portion	70% of Outstanding Gold Obligation Amount, subject to a limit of $34.65 million

Minimum amount of Australia Collateral (“Australia Collateral Threshold”)	$0.00

Minimum amount of Refinery Collateral (“Refinery Collateral Threshold”)	30% of Outstanding Gold Obligation Amount, subject to a limit of $14.85 million

Minimum amount of Wells Fargo L/C (“L/C Amount Threshold”)	$0.00